EXHIBIT 99.1

                     ---------------------------------------
                     - UNITED STATES DEPARTMENT OF JUSTICE -
                     - OFFICE OF THE UNITED STATES TRUSTEE -
                     -   SOUTHERN DISTRICT OF CALIFORNIA   -
                     ---------------------------------------

-----------------------------
- In Re:                    -                           CHAPTER 11 (BUSINESS)
- MicroIslet, Inc.          -
- A Nevada Corp             -                           CASE NO. 08-11388-PB11
-                           -                                    ---------------
-                Debtor(s). -                           OPERATING REPORT NO. 1
-                           -                                               ----
-                           -                           FOR THE MONTH ENDING:
-                           -                           November 30, 2008
-----------------------------                           ------------------------

                       I. CASH RECEIPTS AND DISBURSEMENTS
                          -------------------------------
                              A. (GENERAL ACCOUNT*)
                                 ------------------

1.   TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS              $       0
                                                                       ---------

2.   LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL
           ACCOUNT REPORTS                                             $       0
                                                                       ---------

3.   BEGINNING BALANCE:                                                $       0
                                                                       ---------

4.   RECEIPTS DURING CURRENT PERIOD:

        ACCOUNTS RECEIVABLE - PRE-FILING                  $       0
                                                          ---------
        ACCOUNTS RECEIVABLE - POST-FILING                 $       0
                                                          ---------
        GENERAL SALES                                     $       0
                                                          ---------
        OTHER (SPECIFY) DIP loan                          $ 243,000
                        ---------------------------       ---------
        OTHER ** (SPECIFY)                                $       0
                          -------------------------       ---------

                             TOTAL RECEIPTS THIS PERIOD:               $ 243,000
                                                                       ---------
5.   BALANCE:                                                          $      --
                                                                       ---------

6.   LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

        TRANSFERS TO OTHER DIP ACCOUNTS                   $ 130,000
                                                          ---------
        DISBURSEMENTS                                     $ 103,000
                                                          ---------
     TOTAL DISBURSEMENTS THIS PERIOD ***:                              $ 233,000
                                                                       ---------
7.   ENDING BALANCE:                                                   $  10,000
                                                                       =========

8.   GENERAL ACCOUNT NUMBER 3755557805
                            ----------------------------------


     DEPOSITORY NAME AND LOCATION Bank of America
                                  ----------------------------------------------
1755 Grant Street, 4th Floor, Concord, CA  94520
--------------------------------------------------------------------------------

*  ALL RECEIPTS MUST BE DEPOSITED INTO THE GENERAL ACCOUNT.
** INCLUDE RECEIPTS FROM THE SALE OF ANY REAL OR PERSONAL PROPERTY OUT OF THE ORDINARY COURSE OF BUSINESS; ATTACH AN EXHIBIT SPECIFYING WHAT WAS SOLD, TO WHOM, TERMS, AND DATE OF COURT ORDER OR REPORT OF SALE.
***THIS AMOUNT SHOULD BE THE SAME AS THE TOTAL FROM PAGE 2.


         DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT (BUSINESS) - Page 1 of 14

           TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

-----------------------------------------------------------------------------------

  DATE          CHECK             PAYEE                PURPOSE              AMOUNT
                NUMBER
-----------------------------------------------------------------------------------

11/19/08    wire transfer   Fios Therapeutics   Post petition invoice      $100,000
-----------------------------------------------------------------------------------
11/20/08         1002       Arnie Garcia        Paycheck advance           $    500
-----------------------------------------------------------------------------------
11/20/08         1004       John Scarcella      Paycheck advance           $    500
-----------------------------------------------------------------------------------
11/20/08         1005       Leslie Ricks        Paycheck advance           $    500
-----------------------------------------------------------------------------------
11/20/08         1006       Cheryl Gushiken     Paycheck advance           $    500
-----------------------------------------------------------------------------------
11/20/08         1007       Noel LaFontaine     Paycheck advance           $    500
-----------------------------------------------------------------------------------
11/20/08         1008       Teneisha Sprague    Paycheck advance           $    500
-----------------------------------------------------------------------------------
11/26/08    transfer        MicroIslet          Transfer to payroll acct   $130,000
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                               TOTAL DISBURSEMENTS THIS PERIOD:            $233,000
                                                                           --------


ADD ADDITIONAL PAGES AS NECESSARY TO INCLUDE ALL DISBURSEMENTS.


         Debtor-in-Possession Monthly Operating Report (Business) - Page 2 of 14

                                 GENERAL ACCOUNT
                                 ---------------
                              BANK RECONCILIATION*
                              --------------------

Balance per bank statement dated:  11/28/08                          $   10,000
                                  -------------                      ----------

Plus deposits in transit (a):

           Deposit Date        Deposit Amount
           ------------        --------------

                               $
           ------------        --------------

           ------------        --------------

           ------------        --------------

         Total deposits in transit                                            0
                                                                     ----------

Less outstanding checks (a):

           Check Number        Check Date       Check Amount
           ------------        ----------       ------------

           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------


         Total outstanding checks                                            (0)
                                                                     ----------
Bank statement adjustments**                                                  0
                                                                     ----------
Adjusted bank balance                                                $   10,000
                                                                     ==========



* IT IS ACCEPTABLE TO ATTACH LISTS OF DEPOSITS IN TRANSIT AND OUTSTANDING CHECKS TO THIS FORM OR TO REPLACE THIS FORM WITH A SIMILAR FORM.
** PLEASE ATTACH A DETAILED EXPLANATION OF ANY BANK STATEMENT ADJUSTMENT.


         Debtor-in-Possession Monthly Operating Report (Business) - Page 3 of 14

                 ----------------------------------
                              B. (PAYROLL ACCOUNT)
                              --------------------

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS              $        0
                                                                     ----------

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL
         ACCOUNT REPORTS                                             $        0
                                                                     ----------

3. BEGINNING BALANCE                                                 $        0
                                                                     ----------

4. RECEIPTS:
         TRANSFERRED FROM GENERAL ACCOUNT                            $  130,000
                                                                     ----------

5. BALANCE                                                           $  130,000
                                                                     ----------

6. LESS: DISBURSEMENTS DURING CURRENT PERIOD

      DATE              CHECK NO.            PAYEE               AMOUNT
      ----              ---------            -----               ------

   11/28/08              wire                Paychex            37,347.24
   11/28/08              wire                Paychex            41,218.13
   11/28/08              wire                Paychex            40,695.68
   11/28/08              wire                Paychex             3,613.59
   11/28/08              wire                Paychex             2,237.07





                       TOTAL DISBURSEMENTS THIS PERIOD:      $ 125,111.71
                                                             ------------

7. ENDING BALANCE:                                           $   4,888.29
                                                             ============

8. PAYROLL ACCOUNT NUMBER  3755557818
                           ------------------------

   DEPOSITORY NAME AND LOCATION Bank of America
                                ----------------------------------------------
   1755 Grant Street 4th Floor, Concord, CA  94520
   -----------------------------------------------------------------------------


         Debtor-in-Possession Monthly Operating Report (Business) - Page 4 of 14

                                 PAYROLL ACCOUNT
                                 ---------------
                              BANK RECONCILIATION*
                              --------------------


Balance per bank statement dated:  11/28/08                        $  10,738.95
                                  -------------                    ------------

Plus deposits in transit (a):

           Deposit Date        Deposit Amount
           ------------        --------------

                               $
           ------------        --------------

           ------------        --------------

           ------------        --------------

         Total deposits in transit                                            0
                                                                   ------------

Less outstanding checks (a):

           Check Number        Check Date       Check Amount
           ------------        ----------       ------------

             wire               11/28/08            3,613.59
           ------------        ----------       ------------
             wire               11/28/08            2,237.07
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------


         Total outstanding checks                                     (5,850.66)
                                                                   ------------
Bank statement adjustments**                                                  0
                                                                   ------------
Adjusted bank balance                                              $   4,888.29
                                                                   ============



* IT IS ACCEPTABLE TO ATTACH LISTS OF DEPOSITS IN TRANSIT AND OUTSTANDING CHECKS TO THIS FORM OR TO REPLACE THIS FORM WITH A SIMILAR FORM.
** PLEASE ATTACH A DETAILED EXPLANATION OF ANY BANK STATEMENT ADJUSTMENT.


         Debtor-in-Possession Monthly Operating Report (Business) - Page 5 of 14

                 ----------------------------------
                                B. (TAX ACCOUNT)
                                ----------------

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS                  $        0
                                                                     ----------

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX
         ACCOUNT REPORTS                                             $        0
                                                                     ----------

3. BEGINNING BALANCE                                                 $        0
                                                                     ----------

4. RECEIPTS:
         TRANSFERRED FROM GENERAL ACCOUNT                            $        0
                                                                     ----------

5. BALANCE                                                           $        0
                                                                     ----------

6. LESS: DISBURSEMENTS DURING CURRENT PERIOD

      DATE              CHECK NO.            PAYEE               AMOUNT
      ----              ---------            -----               ------


                       TOTAL DISBURSEMENTS THIS PERIOD:      $          0
                                                             ------------

7. ENDING BALANCE:                                           $          0
                                                             ============

8. TAX ACCOUNT NUMBER  3755557821
                       ------------------------

   DEPOSITORY NAME AND LOCATION Bank of America
                                ----------------------------------------------
   1755 Grant Street 4th Floor, Concord, CA  94520
   -----------------------------------------------------------------------------




                           D. SUMMARY SCHEDULE OF CASH
                           ---------------------------

   ENDING BALANCE FOR PERIOD:

            GENERAL ACCOUNT                                        $  10,000.00
                                                                   ------------
            PAYROLL ACCOUNT                                        $   4,888.29
                                                                   ------------
            TAX ACCOUNT                                            $       0
                                                                   ------------
            OTHER ACCOUNTS*: investment account                    $    (224.41)
                            ---------------------------            ------------
            OTHER MONIES*:                                         $
                          -----------------------------            ------------
            PETTY CASH** No activity                               $     326.52
                                                                   ------------

   TOTAL CASH AVAILABLE                                            $  14,990.40
                                                                   ============

* SPECIFY THE FUND AND THE TYPE OF HOLDING (i.e., CD, SAVINGS ACCOUNT, INVESTMENT SECURITIES, ETC.), AND THE DEPOSITORY NAME, LOCATION, AND ACCOUNT NUMBER.
** ATTACH EXHIBIT ITEMIZING ALL PETTY CASH TRANSACTIONS.

NOTE: ATTACH COPIES OF MONTHLY ACCOUNTS STATEMENTS FROM FINANCIAL INSTITUTIONS FOR EACH ACCOUNT.


         Debtor-in-Possession Monthly Operating Report (Business) - Page 6 of 14

                                   TAX ACCOUNT
                                   -----------
                              BANK RECONCILIATION*
                              --------------------


Balance per bank statement dated:                                    $        0
                                  -------------                      ----------

Plus deposits in transit (a):

           Deposit Date        Deposit Amount
           ------------        --------------

                               $
           ------------        --------------

           ------------        --------------

           ------------        --------------

         Total deposits in transit                                            0
                                                                     ----------

Less outstanding checks (a):

           Check Number        Check Date       Check Amount
           ------------        ----------       ------------

           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------
           ------------        ----------       ------------


         Total outstanding checks                                            (0)
                                                                     ----------
Bank statement adjustments**                                                  0
                                                                     ----------
Adjusted bank balance                                                $        0
                                                                     ==========



* IT IS ACCEPTABLE TO ATTACH LISTS OF DEPOSITS IN TRANSIT AND OUTSTANDING CHECKS TO THIS FORM OR TO REPLACE THIS FORM WITH A SIMILAR FORM.
** PLEASE ATTACH A DETAILED EXPLANATION OF ANY BANK STATEMENT ADJUSTMENT.


         Debtor-in-Possession Monthly Operating Report (Business) - Page 7 of 14

              II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
              -----------------------------------------------------
                    AND OTHER PARTIES TO EXECUTORY CONTRACTS
                    ----------------------------------------

--------------------------------------------------------------------------------

                  FREQUENCY                     POST-PETITION
   CREDITOR,     OF PAYMENTS    AMOUNT OF       PAYMENTS NOT
  LESSOR, ETC.    (Mo./Qtr.)     PAYMENT        MADE (NUMBER)       TOTAL DUE
--------------------------------------------------------------------------------
 Fios Therapeutics  Mo          $100,000              1            $    286,282
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 TOTAL DUE         $    286,282
                                                                   -------------


                              III. TAX LIABILITIES
                              --------------------

     FOR THE REPORTING PERIOD:
          GROSS SALES SUBJECT TO SALES TAX                         $          0
                                                                   -------------
          TOTAL WAGES PAID                                         $    121,892
                                                                   -------------


                               TOTAL               AMOUNT           DATE
                               POST-PETITION       DELINQUENT       DELINQUENT
                               AMOUNTS                              AMOUNT
                               OWING                                DUE
                               -----------------------------------------------

      FEDERAL WITHHOLDING      $        0          $        0
                               -----------------------------------------------
      STATE WITHHOLDING        $        0          $        0
                               -----------------------------------------------
      FICA - EMPLOYER'S SHARE  $        0          $        0
                               -----------------------------------------------
      FICA - EMPLOYEE'S SHARE  $        0          $        0
                               -----------------------------------------------
      FEDERAL UNEMPLOYMENT     $        0          $        0
                               -----------------------------------------------
      STATE WITHHOLDING        $        0          $        0
                               -----------------------------------------------
      SALES AND USE            $        0          $        0
                               -----------------------------------------------
      REAL PROPERTY            $        0          $        0
                               -----------------------------------------------
      OTHER: (SPECIFY)         $        0          $        0
                               -----------------------------------------------
      TOTAL:                   $        0          $        0
                               ===============================================


         Debtor-in-Possession Monthly Operating Report (Business) - Page 8 of 14

              IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE
              -----------------------------------------------------

                      ACCOUNTS PAYABLE*            ACCOUNTS RECEIVABLE
                    (POST-PETITION ONLY)      Pre-Petition       Post-Petition
                      -------------------------------------------------------
30 days or less       $   352,768.48          $         0         $       186
                      -------------------------------------------------------
31 - 60 days          $            0          $     6,169         $         0
                      -------------------------------------------------------
61 - 90 days          $            0          $         0         $         0
                      -------------------------------------------------------
91 - 120 days         $            0          $         0         $         0
                      -------------------------------------------------------
Over 120 days         $            0          $         0         $         0
                      -------------------------------------------------------
TOTALS:               $   352,768.48          $     6,169         $       186
                      =======================================================

                              V. INSURANCE COVERAGE
                              ---------------------

                                                      POLICY
                      NAME OF        AMOUNT OF      EXPIRATION      PREMIUM PAID
                      CARRIER        COVERAGE          DATE           THROUGH:
                      ----------------------------------------------------------
General Liability     Chubb         $2,000,000       5/1/09       5/1/09
                      ----------------------------------------------------------
Worker Compensation   Travellers    $1,000,000       10/1/09      premium unpaid
                      ----------------------------------------------------------
Casualty (property)   Chubb         $500,000         5/1/09       5/1/09
                      ----------------------------------------------------------
Vehicle               Chubb         $1,000,000       5/1/09       5/1/09
                      ----------------------------------------------------------
D&0                   Hartford      $10,000,000      4/24/09      (1) 4/24/09
-------------------   ----------------------------------------------------------

Umbrella              Chubb         $3,000,000       5/1/09       5/1/09
-------------------   ----------------------------------------------------------


                    VI. UNITED STATES TRUSTEE QUARTERLY FEES
                    ----------------------------------------
                                (TOTAL PAYMENTS)
                                ----------------
 Qtrly Period         Total                                Amount    Qtrly Fee
    Ending        Disbursements   Qtrly Fees   Date Paid    Paid    Still Owing
--------------------------------------------------------------------------------
No fees due as of reporting date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


* POST-PETITION ACCOUNTS PAYABLE SHOULD NOT INCLUDE PROFESSIONALS' FEES AND EXPENSES WHICH HAVE BEEN INCURRED BUT NOT YET AWARDED BY THE COURT. POST-PETITION ACCOUNTS PAYABLE SHOULD INCLUDE PROFESSIONALS' FEES AND EXPENSES AUTHORIZED BY COURT ORDER BUT WHICH REMAIN UNPAID AS OF THE CLOSE OF THE PERIOD OF THE REPORT.

(1) D&O premium financed through AICCO.
We have requested, through the court to
make 10/24/08 financing payment and will also owe amounts for 12/24/08 and 1/24/09.


         Debtor-in-Possession Monthly Operating Report (Business) - Page 9 of 14

                 VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS
                 ----------------------------------------------

--------------------------------------------------------------------------------
                     Date of Order
                      Authorizing      Authorized Gross     Gross Compensation
 Name of Insider      Compensation      Compensation*      Paid During the Month
--------------------------------------------------------------------------------

Michael Andrews    11/24/08 (interim)   $250,000/annual           $20,833
--------------------------------------------------------------------------------
Brian Conn         11/24/08 (interim)   $220,000/annual           $18,333
--------------------------------------------------------------------------------
Amaresh Basu       12/19/08 (interim)   $190,000/annual           $15,833
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* PLEASE INDICATE HOW COMPENSATION WAS IDENTIFIED IN THE ORDER (e.g., $1,000/WK, $2,500/MO)


                VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS
                ------------------------------------------------

--------------------------------------------------------------------------------
                   Date of Order
                    Authorizing                                Amount Paid
Name of Insider       Payment         Description           During the Month
--------------------------------------------------------------------------------
No other payments to insiders
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        Debtor-in-Possession Monthly Operating Report (Business) - Page 10 of 14

                          IX. PROFIT AND LOSS STATEMENT
                          -----------------------------
                              (ACCRUAL BASIS ONLY)
                                                       Current       Cumulative
                                                        Month      Post-Petition
                                                      ---------    ------------
Sales/Revenue:
        Gross Sales/Revenue                           $     186    $        186
                                                      ---------    ------------
        Less: Returns/Discounts                              (0)             (0)
                                                      ---------    ------------
          Net Sales/Revenue                           $     186    $        186
                                                      ---------    ------------
Cost of Goods Sold:
        Beginning Inventory at cost                           0               0
                                                      ---------    ------------
        Purchases                                             0               0
                                                      ---------    ------------
        Less: Ending Inventory at cost                       (0)             (0)
                                                      ---------    ------------
          Cost of Goods Sold (COGS)                           0               0
                                                      ---------    ------------
Gross Profit                                          $     186    $        186
                                                      ---------    ------------

          Other Operating Income (Itemize)                    0               0
                                                      ---------    ------------

Operating Expenses:
        Payroll - Insiders                               30,972          30,972
                                                      ---------    ------------
        Payroll - Other Employees                        49,342          49,342
                                                      ---------    ------------
        Payroll Taxes                                     6,399           6,399
                                                      ---------    ------------
        Other Taxes (Itemize)                                 0               0
                                                      ---------    ------------
        Depreciation and Amortization                     7,016           7,016
                                                      ---------    ------------
        Rent Expense - Real Property                     20,036          20,036
                                                      ---------    ------------
        Lease Expense - Personal Property                   261             261
                                                      ---------    ------------
        Insurance                                         6,074           6,074
                                                      ---------    ------------
        Real Property Taxes                                   0               0
                                                      ---------    ------------
        Telephone and Utilities                           2,906           2,906
                                                      ---------    ------------
        Repairs and Maintenance                               0               0
                                                      ---------    ------------
        Travel and Entertainment (Itemize)(1)                32              32
                                                      ---------    ------------
        Miscellaneous Operating Expenses (Itemize)(2)   154,501         154,501
                                                      ---------    ------------
          Total Operating Expenses                     (277,537)       (277,537)
                                                      ---------    ------------

          Net Gain/(Loss) from Operations              (277,351)       (277,351)
                                                      ---------    ------------

Non-Operating Income:
        Interest Income                                       0               0
                                                      ---------    ------------
        Net Gain on Sale of Assets (Itemize)                  0               0
                                                      ---------    ------------
        Other (Itemize)                                       0               0
                                                      ---------    ------------
          Total Non-Operating income                          0               0
                                                      ---------    ------------

Non-Operating Expenses:
        Interest Expense                                 (1,378)         (1,378)
                                                      ---------    ------------
        Legal and Professional
           (Itemize)(3)               (approximately)   (90,000)        (90,000)
                                                      ---------    ------------
        Other (Itemize)(4)                                 (422)           (422)
                                                      ---------    ------------
          Total Non-Operating Expenses                  (91,800)        (91,800)
                                                      ---------    ------------

NET INCOME/(LOSS)                                      (369,151)       (369,151)
                                                      =========    ============

(Attach exhibit listing all itemizations required above)


        Debtor-in-Possession Monthly Operating Report (Business) - Page 11 of 14

                                X. BALANCE SHEET
                                ----------------
                              (ACCRUAL BASIS ONLY)

ASSETS                                             Current Month End
Current Assets:
         Unrestricted Cash                                 14,990
                                                      -----------
         Restricted Cash                                        0
                                                      -----------
         Accounts Receivable                                6,355
                                                      -----------
         Inventory                                              0
                                                      -----------
         Notes Receivable                                       0
                                                      -----------
         Prepaid Expenses                                 172,140
                                                      -----------
         Other (Itemize)(1)                                   785
                                                      -----------
           Total Current Assets                                         194,270
                                                                    -----------

Property, Plant, and Equipment                            833,480
                                                      -----------
Accumulated Depreciation/Depletion                       (532,780)
                                                      -----------
         Net Property, Plant, and Equipment                             300,700
                                                                    -----------

Other Assets (Net of Amortization):
         Due from Insiders                                  4,548
                                                      -----------
         Other (Itemize)(2)                                42,433
                                                      -----------
           Total Other Assets                                            46,981
                                                                    -----------
TOTAL ASSETS                                                            541,951
                                                                    ===========

LIABILITIES
Postpetition Liabilities:
         Accounts Payable                                 352,768
                                                      -----------
         Taxes Payable                                        190
                                                      -----------
         Notes Payable                                    244,378
                                                      -----------
         Professional fees        (approximately)          90,000
                                                      -----------
         Secured Debt                                           0
                                                      -----------
         Other (Itemize)(3)                                 3,177
                                                      -----------
           Total Postpetition Liabilities                               690,513
                                                                    -----------
Prepetition Liabilities:
         Secured Liabilities                               57,005
                                                      -----------
         Priority Liabilities                               7,656
                                                      -----------
         Unsecured Liabilities                         12,842,916
                                                      -----------
         Other (Itemize)(4)                               228,247
                                                      -----------
           Total Prepetition Liabilities                             13,125,835
                                                                    -----------
TOTAL LIABILITIES                                                    13,826,338
                                                                    -----------

EQUITY:
         Prepetition Owners' Equity                   (12,915,236)
                                                      -----------
         Postpetition Profit/(Loss)                      (369,151)
                                                      -----------
         Direct Charges to Equity                               0
                                                      -----------
TOTAL EQUITY                                                        (13,284,387)
                                                                    -----------

TOTAL LIABILITIES & EQUITY                                              541,951
                                                                    ===========


        Debtor-in-Possession Monthly Operating Report (Business) - Page 12 of 14

                                XI. QUESTIONNAIRE
                                -----------------

1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?

           X     No.
         -----
                 Yes. Explain
         -----                --------------------------------------------------

         -----------------------------------------------------------------------

2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?

                 No.
         -----

           X     Yes. Amount, to whom, and for what period? $15,834 in gross
         -----                                              --------------------
         salary was paid to Amaresh Basu. Motion to pay Dr. Basu was approved
         -----------------------------------------------------------------------
         12/19/08.
         -----------------------------------------------------------------------

3. State what progress was made during the reporting period toward filing a plan of reorganization:

         Plan preparation is in the very early stages. Discussions are underway
         -----------------------------------------------------------------------
         about the process and intended outcome of the reorganization.
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

4. Describe potential future developments which may have a significant impact on the case.

         The outcome of objections raised by ad hoc shareholder committee may
         -----------------------------------------------------------------------
         impact the Company's ability to raise money.
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.


        Debtor-in-Possession Monthly Operating Report (Business) - Page 13 of 14

6. Did you receive any exempt income this month, which is not set forth in the operating report?

           X     No.
         -----
                 Yes. Please set forth the amounts and the source of the income.
         -----

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         I, BRIAN CONN, CHIEF FINANCIAL OFFICER (Name and title), declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.


Date: 12/22/08                                /s/ Brian Conn
      ----------------                        ----------------------------------
                                              PRINCIPAL FOR DEBTOR-IN-POSSESSION


        Debtor-in-Possession Monthly Operating Report (Business) - Page 13 of 14

                                    Exhibit A
                  Itemized Detail of Profit and Loss Statement

(1)      Travel and entertainment
               11/18/08 - Mileage reimbursement-Brian Conn                    32

(2)      Miscellaneous operating expenses
               Lab supplies                                                2,956
               Contract manufacturing-Progenitor Cell Therapy              4,073
               Business development consulting-Potentiation Group         13,333
               Regulatory consulting-Regulus                              22,000
               Regulatory supplies                                           463
               Scientific advisor                                          1,000
               Contract manufacturing-Fios                               108,686
               SEC filing costs-Publicase                                    210
               Press release distribution-Publicase                          330
               Office supplies                                               692
               Postage                                                        40
               Website maintenance                                           295
               Payroll processing costs                                      267
               Employee benefits                                             156
         -----------------------------------------------------------------------
         Total                                                           154,501

(3)      Legal and professional
               Accrued, estimated legal fees - Foley and Lardner          90,000

(4)      Other non-operating expenses
               Bank fees                                                     422

                                    Exhibit B
                        Itemized Detail of Balance Sheet

(1)      Other current assets
               Dental Insurance (Principal/Premier)                          73
               Medical Insurance Premiums                                   712
         ----------------------------------------------------------------------
         Total                                                              785

(2)      Other assets
               Patents                                                   48,036
               Accumulated amortization on patents                       (5,603)
         ----------------------------------------------------------------------
         Total                                                           42,433

(3)      Other postpetition liabilities
               Current month PTO accrual                                  3,177
         ----------------------------------------------------------------------
         Total                                                            3,177

(4)      Other prepetition liabilities
              Accrued vacation                                           49,899
              Aicco                                                      18,578
              IRG restricted stock units                                 34,500
              Liquidated Damages, Aug-06 financing                       71,234
              Liquidated Damages, no effective registration              13,613
              PCT                                                         4,073
              Regulus                                                    22,463
              Scientific Advisory Board                                  12,000
              SDGE                                                        1,888
         ----------------------------------------------------------------------
         Total                                                          228,247